Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Global Container International Holdings LLC (the “Company”)
Deutsche Bank Securities Inc.
(together, the “Specified Parties”)

Re: GCI Funding I LLC, Series 2020-1 - Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “GCI 2020-1 Tape to KPMG v3.xlsx” (the “Data File”), provided to us on September 25, 2020, containing certain information related to 102,215 containers (the “Containers”) as of August 31, 2020 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering of GCI Funding I LLC, Series 2020-1. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that Original Cost and Net Book Value were within 3.0%, Accepted Date was within 30 days, and Contract Expiry Date was within 2 days.

•
The term “Sources” means the following documents and information provided by the Company: Invoices, Lease Agreements (Lease Schedules, Addendums, or Amendments),  Lessee’s Acceptance Certificates, Technical Inspection Reports, Inspection Certificates, a report containing details of a portfolio of leases acquired by the Company as part of its business acquisition (the “Acquired Leases Report,” which the Company informed us was provided to the Company by the acquired lessor), an electronic data file containing the depreciation life and residual value by Equipment Type (the “Depreciation Schedule”), and an electronic data file containing the discount rates (the “Discount Rates”) for the Sample Containers subject to a finance lease.

A.
The Company instructed us to select a random sample of 50 Containers (the “Sample Containers”) from the Data File.  A listing of the Sample Containers is attached hereto as Exhibit A.  For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Containers that we were instructed to randomly select from the Data File.

B.
For each Sample Container, we compared or recomputed the attributes listed below to or using the corresponding information contained in the Sources. The Specified Parties indicated that the absence of any of the Sources, or the inability to agree the indicated information from the Data File to the Sources, utilizing the instructions provided by the Company listed below, as applicable, for each of the attributes identified constituted an exception. The Sources are listed in the order of priority until such attribute was agreed.

Attribute	Sources/Company’s Instructions
Unit Number	Invoice
Lessee Name	Lease Agreement
Contract Expiry Date
Lease Agreement
If the Lease Agreement stated a Lease Commencement Date (“LCD”) and required a specific number of days in the lease term, recompute the Contract Expiry Date by adding the number of days in the lease term to the LCD.

For Sample Containers #9 through #14, #33, #34, #37, and #38, which the Company informed us were acquired as part of a business acquisition, the Lease Agreement stated the LCD was the container delivery date. The Company instructed us to recompute the Contract Expiry Date by adding the number of days in the lease term stated in the Lease Agreement to the Lease Start Date stated in the Acquired Leases Report.

If the Lease Agreement required a lease term starting on the date the lessee accepted the container, recompute the Contract Expiry Date by adding such lease term to the 1st day of the calendar month containing the date of the Lessee’s Acceptance Certificate.

Lease Type
Lease Agreement

We were instructed by the Company to consider the Lease Type to be:

-          a long term operating lease (Lease Type “LTLEOM”) if the Lease Agreement required a lease term of greater than one year, and did not include a purchase option at the end of the lease term with a purchase price lower than the then depreciated value of the Sample Container.

-          a direct finance lease (Lease Type “PLAEOM”) if the Lease Agreement included a purchase option at the end of the lease term with a purchase price lower than the then depreciated value of the Sample Container.

Equipment Type	Invoice, using instructions provided by the Company regarding acceptable abbreviations of Equipment Types listed in Exhibit B.
Lease Rate	Lease Agreement

Attribute	Sources/Company’s Instructions
Accepted Date
Technical Inspection Report or Inspection Certificate.

For Sample Containers #33 through #36, which the Company informed us were acquired as part of a business acquisition, a Technical Inspection Report or Inspection Certificate was not available. The Company instructed us to compare the Accepted Date in the Data File to the 1st day of the calendar month of the manufacturing month and year stated in the Acquired Leases Report.

Original Cost	Invoice
Net Book Value
For each Sample Container subject to Lease Type “LTLEOM,” recompute Net Book Value using the straight-line depreciation method based on the Original Cost and On-Hire Date stated in the Data File and the Depreciation Schedule.

For each Sample Container subject to a Lease Type “PLAEOM,” recompute the Net Book Value as the present value of the Purchase Option Amount per Unit stated in the Data File and remaining monthly lease payments as of the Cutoff Date, using the Discount Rate. The Company instructed us to recompute the remaining monthly lease payments using the Lease Rate and Contract Expiry Date stated in the Data File. If the lease related to the Sample Container contained other containers with different Contract Expiry Dates, the Company instructed us to recompute the average contract expiry date for all containers on the same lease for purposes of recomputing the remaining monthly lease payments.

Purchase Option Amount per Unit
Lease Agreement

The Company instructed us only to perform this procedure for Sample Containers with a Lease Type “PLAEOM.” For Sample Containers #33 and #34, for which the Lease Agreement included a Purchase Option Amount as a percentage of the equipment cost, the Company instructed us to recompute the Purchase Option Amount per Unit by multiplying such percentage by the Original Cost stated in the Data File.

The information regarding the Sample Containers was found to be in agreement with the respective information stated in the Sources.

C.	For each Sample Container, we observed the presence of an executed Lease Agreement. We make no representation regarding the authenticity of the signature(s) on the Lease Agreement.

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information included in the Data File, the Sources, and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Containers, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Sources which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the acquisition of the Containers to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Containers being securitized, (iii) the compliance of the lessor of the Containers with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Containers that would be material to the likelihood that the issuer of the asset‑backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (NRSRO).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, CA
October 5, 2020

Exhibit A

The Sample Containers

Sample Container Number	Unit Number	Sample Container Number	Unit Number
1	GCXU2043112	26	MEDU4738947
2	GCXU2119286	27	GCXU5189163
3	GCXU2017793	28	GCXU5210851
4	GCXU2176727	29	GCXU2199450
5	GCXU5098891	30	GCXU2199635
6	GCXU5298288	31	GCXU5040035
7	GCXU5133143	32	GCXU5041685
8	GCXU5137257	33	PCIU9207072
9	GMDU8180447	34	PCIU9209389
10	GMDU8186213	35	TAKU2530617
11	GMDU8181633	36	TAKU2560442
12	GMDU8188828	37	ICBU6049392
13	GMDU2181322	38	ICBU6050496
14	GMDU2185436	39	GCXU5082642
15	GCXU2185293	40	GCXU5089863
16	GCXU2185523	41	GCXU5055523
17	GCXU2080008	42	GCXU5081456
18	GCXU2164686	43	GCXU2065554
19	HDMU3603186	44	GCXU2098922
20	HDMU3603864	45	GCXU5079926
21	GCXU2015390	46	GCXU5084352
22	GCXU2036849	47	GCXU5000217
23	MNBU4186068	48	GCXU5001131
24	MNBU4209477	49	GCXU5059895
25	MEDU4738802	50	GCXU5083910

Exhibit B

Acceptable Equipment Type Abbreviations provided by the Company

Equipment Type	Acceptable Abbreviations
D20STD	20' x 8' x 8'6" ISO 1CC DRY VAN CONTAINER
20'GP
20'X8'X8'6" Dry Cargo Containers
D40HC	40' HC
40'X8'X9'6" ISO 1AAA DRY VAN CONTAINER
40'x8'x9'6" Steel Dry Cargo Container
40 HC Dry Cargo Container
40'x8'x9'6" Dry Cargo Container
OT40	40'x8'x9'6" Open Top Containers
R40HC	40'HC SCI